EXHIBIT 99.6

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated November 21, 2005.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  February 14, 2006


                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                       By: Barington Companies Investors, LLC,
                                           its general partner


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member


                                       /s/ James A. Mitarotonda
                                       ----------------------------------------
                                       James A. Mitarotonda


                                       BARINGTON COMPANIES OFFSHORE FUND, LTD.
                                       (BVI)


                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President

                                       BARINGTON INVESTMENTS, L.P.
                                       By: Barington Companies Advisors, LLC,
                                           its general partner

                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON COMPANIES ADVISORS, LLC

                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO

                                       LNA CAPITAL CORP.


                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO

                                       PARCHE, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member

                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       STARBOARD VALUE AND OPPORTUNITY MASTER
                                       FUND LTD.

                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       RCG CARPATHIA MASTER FUND, LTD.

                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       RCG AMBROSE MASTER FUND, LTD.

                                       By: Ramius Capital Group, LLC,
                                           its Investment Advisor

                                       By: C4S & Co., L.L.C.,
                                           its Managing Member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                          Name:  Jeffrey M. Solomon
                                          Title: Managing Member

                                       RCG HALIFAX FUND, LTD.

                                       By: Ramius Capital Group, LLC,
                                           its Investment Advisor

                                       By: C4S & Co., L.L.C.,
                                           its Managing Member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                          Name:  Jeffrey M. Solomon
                                          Title: Managing Member

                                       RAMIUS MASTER FUND, LTD

                                       By: Ramius Advisors, LLC
                                           its Investment Advisor

                                       By: Ramius Capital Group, LLC
                                           its Managing Member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                          Name:  Jeffrey M. Solomon
                                          Title: Managing Member

                                       RAMIUS ADVISORS, LLC
                                       By: Ramius Capital Group, LLC, its
                                           managing member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                          Name:  Jeffrey M. Solomon
                                          Title: Authorized Signatory

                                       ADMIRAL ADVISORS, LLC
                                       By:  Ramius Capital Group, LLC, its
                                            sole member


                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       RAMIUS CAPITAL GROUP, LLC
                                       By:  C4S & Co., LLC, its Managing Member


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member

                                       C4S & CO., LLC


                                       By: /s/ Jeffrey M. Solomon
                                          --------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       /s/ Jeffrey M. Solomon
                                       -----------------------------------------
                                       Jeffrey M. Solomon, individually and as
                                       attorney-in-fact for Peter A. Cohen,
                                       Morgan B. Stark, and Thomas W. Strauss


                                       RJG CAPITAL PARTNERS, L.P.

                                       By: RJG Capital Management, LLC, its
                                           general partner

                                       By: /s/ Ronald J. Gross
                                          -------------------------------------
                                       Name:  Ronald J. Gross
                                       Title: Managing Member

                                       RJG CAPITAL MANAGEMENT, LLC


                                       By: /s/ Ronald J. Gross
                                          --------------------------------------
                                       Name:  Ronald J. Gross
                                       Title: Managing Member

                                       /s/ Ronald J. Gross
                                       -----------------------------------------
                                       Ronald J. Gross


                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                       L.P.
                                       By: D.B. ZWIRN PARTNERS, LLC,
                                           its general partner
                                       By: ZWIRN HOLDINGS, LLC,
                                           its managing member


                                       By: /s/ Daniel B. Zwirn
                                          -------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND
                                       (TE), L.P.
                                       By: D.B. ZWIRN PARTNERS, LLC,
                                           its general partner
                                       By: ZWIRN HOLDINGS, LLC,
                                           its managing member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                          Name:  Daniel B. Zwirn
                                          Title: Managing Member

                                       D.B. ZWIRN SPECIAL OPPORTUNITIES FUND,
                                       LTD.
                                       By:  D.B. Zwirn & Co., L.P., its manager
                                       By:  DBZ GP, LLC, its general partner
                                       By:  Zwirn Holdings, LLC, its managing
                                            member


                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       HCM/Z SPECIAL OPPORTUNITIES LLC
                                       By:  D.B. Zwirn & Co., L.P., its manager
                                       By:  DBZ GP, LLC, its general partner
                                       By:  Zwirn Holdings, LLC, its managing
                                            member


                                       By: /s/ Daniel B. Zwirn
                                          -------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       D.B. ZWIRN & CO., L.P.
                                       By:  DBZ GP, LLC, its general partner
                                       By:  Zwirn Holdings, LLC, its managing
                                            member


                                       By: /s/ Daniel B. Zwirn
                                          -------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       DBZ GP, LLC
                                       By: Zwirn Holdings, LLC, its managing
                                           member


                                       By: /s/ Daniel B. Zwirn
                                          -------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member

                                       ZWIRN HOLDINGS, LLC


                                       By: /s/ Daniel B. Zwirn
                                          -------------------------------------
                                       Name:  Daniel B. Zwirn
                                       Title: Managing Member


                                       /s/ Daniel B. Zwirn
                                       ----------------------------------------
                                           Daniel B. Zwirn